UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2005
Washington Mutual, Inc.

(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1201 Third Avenue, Seattle, Washington	98101

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (206) 461-2000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

Item 8.01. Other Events.
     On October 3, 2005, Washington Mutual, Inc. (“Washington Mutual”) issued a press release announcing the completion of the merger (the “Merger”) of Providian Financial Corporation (“Providian”) with and into New American Capital, Inc. (“NACI”), a wholly owned subsidiary of Washington Mutual.
     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     In connection with the Merger, Washington Mutual, NACI, Providian and J.P. Morgan Trust Company, National Association (as successor trustee to Bank One Trust Company, N.A. and The First National Bank of Chicago), entered into a Fifth Supplemental Indenture, dated as of October 1, 2005 (the “Fifth Supplemental Indenture”) to the Indenture, dated as of May 1, 1999, between Providian and The First National Bank of Chicago (as supplemented, the “1999 Indenture”). Pursuant to the Fifth Supplemental Indenture, NACI assumed all of Providian’s obligations under the 1999 Indenture and the Zero Coupon Convertible Notes due 2021, the 4% Convertible Senior Notes due 2008 and the 2-3/4% Convertible Cash to Accreting Senior Notes due 2016 (collectively, the “Notes”), which Notes were originally issued by Providian under the 1999 Indenture in February 2001, May 2003 and March 2004, respectively. Pursuant to the Fifth Supplemental Indenture, Washington Mutual has agreed to fully and unconditionally guarantee all of NACI’s obligations under the 1999 Indenture and the Notes. As of September 30, 2005, there was (i) $474,053,907 in accreted principal amount of the Zero Coupon Notes outstanding, (ii) $240,824,000 in aggregate principal amount of the 4% Notes outstanding, and (iii) $229,684,000 in accreted principal amount of the 2-3/4% Notes outstanding. The holders of the outstanding Notes will have the right to require NACI to repurchase the Notes pursuant to the terms of the 1999 Indenture which requires NACI to offer to purchase the Notes following a Change of Control or Fundamental Change (as defined in the 1999 Indenture) of Providian. A Change of Control and Fundamental Change of Providian occurred as a result of the Merger.
     The foregoing description of the 1999 Indenture and the Fifth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the 1999 Indenture and the Fifth Supplemental Indenture, which are filed as exhibits hereto, and are incorporated herein by reference.
     In addition, in connection with the Merger, NACI entered into (i) a First Supplemental Indenture (the “Supplemental Indenture”), dated as of October 1, 2005, to the Junior Subordinated Indenture dated February 4, 1997, between Providian and The Bank of New York, as trustee (the “1997 Indenture”), (ii) an Amendment, dated as of October 1, 2005, to the Amended and Restated Trust Agreement, dated as of February 4, 1997, by and among Providian, The Bank of New York, as property trustee and The Bank of New York (Delaware), as Delaware trustee, and (iii) a First Amendment (collectively with the Supplemental Indenture and the Amendment to the Amended and Restated Trust Amendment, the “Trust Preferred Assumption Agreements”), dated as of October 1, 2005, to the Guarantee Agreement (collectively with the 1997 Indenture and the Amended and Restated Trust Agreement, the “Trust Preferred Documents”), dated as of February 4, 1997, between Providian and The Bank of New York. Pursuant to the Trust Preferred Assumption Agreements, NACI assumed all of Providian’s obligations under the Trust Preferred Documents and the 9.525% Junior Subordinated Deferrable Interest Debentures due February 1, 2027 (the “Debentures”), which Debentures were originally issued by Providian under the 1997 Indenture in February 1997. Pursuant to a Guarantee, dated as of October 1, 2005, Washington Mutual has agreed to fully and unconditionally guarantee all of NACI’s obligations under the Trust Preferred Documents. As of September 30, 2005, there was $109,281,000 in aggregate principal amount of the Debentures outstanding.
     The foregoing description of the Trust Preferred Documents, the Trust Preferred Assumption Agreements and the Guarantee does not purport to be complete and is qualified in its entirety by reference to the Trust Preferred Documents, the Trust Preferred Assumption Agreements and the Guarantee, which are filed as exhibits hereto, and are incorporated herein by reference.
Item 9.01 Financial Statement and Exhibits
(c)	Exhibits

Exhibit No.	Description

4.1	Senior Indenture, dated as of May 1, 1999, between Providian Financial Corporation and The First National Bank of Chicago (incorporated by reference to Exhibit 4.25 to Providian Financial Corporation’s Current Report on Form 8-K filed May 19, 1999 (Commission File No. 1-12897)).

4.2	Second Supplemental Indenture, dated as of February 15, 2001, between Providian Financial Corporation and Bank One Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to Providian Financial Corporation’s Current Report on Form 8-K filed February 22, 2001 (Commission File No. 1-12897)).

4.3	Third Supplemental Indenture, dated as of May 27, 2003, between Providian Financial Corporation and Bank One Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to Providian Financial Corporation’s Current Report on Form 8-K filed May 30, 2003 (Commission File No. 1-12897)).

4.4	Fourth Supplemental Indenture, dated as of March 19, 2004, between Providian Financial Corporation and J.P. Morgan Trust Company, National Association (incorporated by reference to Exhibit 4.1 to Providian Financial Corporation’s Current Report on Form 8-K filed March 19, 2004 (Commission File No. 1-12897)).

4.5	Fifth Supplemental Indenture, dated as of October 1, 2005, among Washington Mutual, Inc., New American Capital, Inc., Providian Financial Corporation and J.P. Morgan Trust Company, National Association.

Exhibit No.	Description

4.6	Junior Subordinated Indenture, dated as of February 4, 1997, between Providian Financial Corporation and The Bank of New York (incorporated by reference to Exhibit 4.5 to Providian Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 1-12897)).

4.7	First Supplemental Indenture, dated as of October 1, 2005, among New American Capital, Inc., Providian Financial Corporation and The Bank of New York.

4.8	Amended and Restated Trust Agreement, dated as of February 4, 1997, among Providian Financial Corporation, The Bank of New York, and The Bank of New York (Delaware) (incorporated by reference to Exhibit 4.4 to Providian Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 1-12897)).

4.9	Amendment to Amendment and Restated Trust Agreement, dated as of October 1, 2005, among New American Capital, Inc., Providian Financial Corporation, The Bank of New York, and The Bank of New York (Delaware).

4.10	Guarantee Agreement, dated as of February 4, 1997, between Providian Financial Corporation and The Bank of New York (incorporated by reference to Exhibit 4.6 to Providian Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 1-12897)).

4.11	First Amendment to Guarantee Agreement, dated as of October 1, 2005, among New American Capital, Inc., Providian Financial Corporation and The Bank of New York.

4.12	Guarantee, dated as of October 1, 2005, by Washington Mutual, Inc.

99.1	Press release issued by Washington Mutual, Inc. dated October 3, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON MUTUAL, INC.
	By:	/s/ Fay L. Chapman
Date: October 4, 2005		Name:	Fay L. Chapman
		Title:	Senior Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

4.1	Senior Indenture, dated as of May 1, 1999, between Providian Financial Corporation and The First National Bank of Chicago (incorporated by reference to Exhibit 4.25 to Providian Financial Corporation’s Current Report on Form 8-K filed May 19, 1999 (Commission File No. 1-12897)).

4.2	Second Supplemental Indenture, dated as of February 15, 2001, between Providian Financial Corporation and Bank One Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to Providian Financial Corporation’s Current Report on Form 8-K filed February 22, 2001 (Commission File No. 1-12897)).

4.3	Third Supplemental Indenture, dated as of May 27, 2003, between Providian Financial Corporation and Bank One Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to Providian Financial Corporation’s Current Report on Form 8-K filed May 30, 2003 (Commission File No. 1-12897)).

4.4	Fourth Supplemental Indenture, dated as of March 19, 2004, between Providian Financial Corporation and J.P. Morgan Trust Company, National Association (incorporated by reference to Exhibit 4.1 to Providian Financial Corporation’s Current Report on Form 8-K filed March 19, 2004 (Commission File No. 1-12897)).

4.5	Fifth Supplemental Indenture, dated as of October 1, 2005, among Washington Mutual, Inc., New American Capital, Inc., Providian Financial Corporation and J.P. Morgan Trust Company, National Association.

4.6	Junior Subordinated Indenture, dated as of February 4, 1997, between Providian Financial Corporation and The Bank of New York (incorporated by reference to Exhibit 4.5 to Providian Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 1-12897)).

4.7	Supplemental Indenture, dated as of October 1, 2005, among New American Capital, Inc., Providian Financial Corporation and The Bank of New York.

4.8	Amended and Restated Trust Agreement, dated as of February 4, 1997, among Providian Financial Corporation, The Bank of New York, and The Bank of New York (Delaware) (incorporated by reference to Exhibit 4.4 to Providian Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 1-12897)).

4.9	Amendment to Amendment and Restated Trust Agreement, dated as of October 1, 2005, among New American Capital, Inc., Providian Financial Corporation, The Bank of New York, and The Bank of New York (Delaware).

4.10	Guarantee Agreement, dated as of February 4, 1997, between Providian Financial Corporation and The Bank of New York (incorporated by reference to Exhibit 4.6 to Providian Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 1-12897)).

Exhibit No.	Description

4.11	First Amendment to Guarantee Agreement, dated as of October 1, 2005, among New American Capital, Inc., Providian Financial Corporation and The Bank of New York.

4.12	Guarantee, dated as of October 1, 2005, by Washington Mutual, Inc.

99.1	Press release issued by Washington Mutual, Inc. dated October 3, 2005.